Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jones Soda Co. (the “Company”) on Form 10-K/A for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”), I, Scott Harvey, Chief Executive Officer of the Company, certify that, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)	the Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2026

/s/ Scott Harvey
Scott Harvey
Chief Executive Officer
(Principal Executive Officer)